SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2018

Date of Report

(Date of Earliest Event Reported)

ANUTRA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55740	81-4625032
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

248 Hatteras Avenue

Clermont, FL 34711

(Address of principal executive offices) (zip code)

321-221-0233

(Registrant’s telephone number, including area code)

Representation of Continued Funding

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) is being filed to amend our Current Report on Form 8-K (the “Original Filing”), originally filed with the U.S. Securities and Exchange Commission on May 7, 2018 (the “Original Filing Date”). The sole purpose of this Amendment No. 2 is to revise the filing in response to certain comments received from the Staff of the Commission; specifically, revisions to the filing have been made as follows: (1) amendments have been made to the disclosures in Section 2.01 of the filing regarding the business of Anutra Super Grain LLC, (2) new exhibits have been filed and (3) the exhibit index was revised.

Except as described above, no changes have been made to the Original Filing, as amended. This Amendment No. 2 does not reflect events that may have occurred subsequent to the Original Filing Date.

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Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

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ITEM 1.01 Entry into a Material Definitive Agreement

On May 4, 2018, Anutra Corporation, a Delaware corporation (the “Company”, “We”, “Our”), entered into a share exchange acquisition agreement (the “Acquisition Agreement”) with Anutra Super Grain LLC (“ASG”), an unrelated private company organized under the laws of Florida. Under the Acquisition Agreement, the Company issued to ASG a total amount of 19,473,400 shares of its common stock, par value at $0.0001 per share, in exchange for all of the issued and outstanding membership interests of ASG.

Mr. Angelo Morini, who is the officer, director and majority shareholder of the Company, was the majority member of Anutra Super Grain LLC prior to the Acquisition.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On May 4, 2018, the Company, entered into a share exchange acquisition agreement (the “Acquisition Agreement”) with ASG.

The Acquisition was effected by the Company through the exchange of all the outstanding membership interest of ASG for 19,473,400 shares of common stock of the Company, with a par value of $0.0001 per share. At the time of the Acquisition, there was one shareholder of the Company who is also a member and president of ASG. ASG has become a wholly owned subsidiary of the Company and the Company has taken over the operations and business plan of ASG. Prior to the Acquisition, the Company was a shell and had no ongoing business or operations.

ASG produces and sells products made with a new cultivar of grain, Micro-fine chia powder, which will be marketed as “ANUTRA® Grain.” ANUTRA® Grain is sold on the internet and through national health food retailers. ANUTRA® Grain is also sold to major food manufacturers as an ingredient for their products.

BUSINESS AND BUSINESS PLAN

Prior to the Acquisition, the Company had no business or operations. Pursuant to the Acquisition, the Company has acquired the business plan, operations and contracts of its now wholly-owned subsidiary, Anutra Super Grain LLC (“ASG”).

Business Overview

ASG produces and sells products made with a new cultivar of grain, Micro-fine chia powder, which will be marketed as “ANUTRA® Grain.” ANUTRA® Grain is a derivative and new non-GMO cultivar of an ancient Aztec crop called Salvia hispanica L, commonly called chia. We believe that this particular grain provides the highest and safest source of Omega 3’s, antioxidants, fiber and complete protein, containing all essential amino acids, calcium and other important phytonutrients. ANUTRA® Grain also contains a special, whole grain fiber and fourteen specific vitamins, minerals, and nutritional characteristics that we believe are all contributors to good health. ANUTRA® Grain will be sold on the internet and through national health food retailers. ANUTRA® Grain is also sold to major food manufacturers as an ingredient for their products.

Breakthrough Patented Technology

ASG was formed by Angelo S. Morini, a well-known pioneer in the health food industry. In 2013, Mr. Morini set-out to improve the consumer experience of ANUTRA® Grain and other grain products. Whole ANUTRA® Grain, and chia in general, has a gelatinous texture that works well for most applications, although the texture may be objectionable to some consumers. We believe that the solution to this textural problem is to find a way to grind the grains into a powder using Nano technology. Because of the grain’s oil content (30%), grinding the grain with traditional methods causes the oil to release and it becomes moist and sticky. Using knowledge gained throughout his career, Mr. Morini developed a process for converting ANUTRA® Grain from whole grain to a light, fluffy, free flowing and non-oily powder called ANUTRA® Microfine Chia Powder. Mr. Morini is the holder of a Process Patent (Patent No.: US 9,386,795 B2, filed Feb. 27, 2015, granted July 12, 2016 and expected to expire on Feb. 27, 2035) for the technology he developed to create Microfine Chia Powder. The technology allows for the powder’s particle size to range from 100 microns to submicron (Nano), smaller than a human cell. Only time, temperature, PH and sheer are used in this process, nothing is added or removed, and the nutrition is significantly enhanced. This patent applies beyond ANUTRA® Grain to all grains, seeds and food items based on the process and or particle size. We believe that this patented process opens the door to almost endless applications in the food, pet food, cosmetic, nutraceutical and medical industries.

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Products and Services – ANUTRA® Grain and Derivative Products

Currently, ASG sells Micro-fine chia powder, marketed as “ANUTRA® Grain,” which is responsible for the ASG’s revenues to date. The Company also offers additional products from the processing of its micro-fine chia powder into oils, fibers, and protein. We believe that these products could also be sold to food and supplement manufacturers to bolster their ingredient and nutritional positions. We believe that the market potential for ANUTRA® Grain, and our other products derived therefrom, offer significant and exciting new market opportunities.

Plan of Operation and Presence in the Market

ASG operates as a marketing and sales organization for its “ANUTRA® Grain” micro-fine chia powder product as well as additional products derived from the processing of its micro-fine chia powder into oils, fibers, and protein. ASG’s products are processed and packaged for ASG by a combination of in-house production and contract manufacturers. Anutra’s material costs in connection with the development of its micro-fine chia derivative products are limited since the Company develops these products by using micro-fine chia powder as an additive to existing mainstream products, plant proteins, oils and extracts to create its other derivative micro-fine chia based products. To date, ASG has only generated revenue from its sales of its Microfine Chia Powder for use by industrial food product manufacturers, but expects to generate revenue from its additional products in the future.

Currently, ASG’s development work includes both marketing and feasibility studies, the sourcing of raw materials, the development of product formulas and manufacturing specifications, packaging and label designs and text, and the identification of market channels for the sale of the products.

Without the encumbrances and capital costs of large scale food processing and packaging operations, ASG will concentrate resources on developing sales in various channels for its products. These will include E-commerce, Multi-Level Marketing, retail grocery, health food stores, drug stores, restaurants, hospitals, schools, industrial food and pet food manufacturing and other places where food products are either made, sold or consumed. This core focus on marketing and sales will allow ASG to quickly increase the number of industrial, retail and food service sales agents and distributors who can place the ANUTRA® Grain product in wide and diverse market arenas.

 ASG will build awareness through TV, radio and print advertising, trade shows, E-Commerce (SEO), social media and personal selling. ASG will engage primarily experienced, commissioned sales agencies to scale the sales organization quickly. Using this approach, ASG can build a company combining rapid growth with high profitability. ASG has begun to penetrate the targeted industrial and consumer product markets. Its Industrial Division has successfully introduced the patented Microfine Chia Powder in bulk quantities for use by industrial food product manufacturers.

ASG’s Microfine Chia Powder product will be sold by retail, industrial and food service sales agencies through distribution companies and in some cases direct. These food service and industrial sales agencies and distributors will not only sell ASG’s products but will also develop pull through by showing the products to potential new customers. It is expected that each of the sales agencies will be paid a sales commission of 5% of the net wholesale price for all product of whole and ground grain. They will be paid 5% of the net wholesale price for all ANUTRA® Microfine Chia Powders sold by them including reorders from customers in their territories.

The Market

The world production of chia in 2016 was approximately 80 million pounds (source: http://www.statista.com/statistics/663458/chia-seed-market-value-worldwide). Currently, generic chia, is available in health food, grocery and drug stores nationally. There is a large presence of chia available on the internet as well. New products containing chia are introduced by food manufacturers has increased over 200% in the past five years (source: http://www.mintel.com/press-centre/food-and-drink/super-growth-for-super-foods-new-product-development-shoots-up-202-globally-over-the-past-five-years). We believe that ANUTRA® Microfine Chia Powder makes adding chia to food products easier and more acceptable to consumers, which we believe will deliver a greater market share to Anutra.

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Marketing and Sales Strategy

The macro marketing and sales strategy consists of exposing and educating potential customers to ASG’s Microfine Chia Powder product, which we believe is our greatest competitive advantage. ASG will use a variety of methods to communicate our powerful message of health and ease of use specifically targeted to the various channels we have outlined. These methods consist of personal selling, advertising, trade shows and trade associations. We detail the specific marketing and sales tactics for each of ASG’s business units as follows:

E-Commerce

ASG is in the process of updating the website with a contemporary professional approach. ANUTRA® Grain will be sold direct to consumers through E-Commerce at www.anutra.com as well as Amazon and Walmart online. Additional online retailers are being recruited. ASG will build brand awareness and drive traffic to ASG’s website using all social media platforms, Search Engine Optimization (SEO), Google ads and other internet based marketing initiatives.

Google Ads

ASG plans to implement a Google Ads funnel campaign. The strategy is to draw in searchers (potential customers) through SEO. The tactics are presenting custom ads, free samples, information gathering, an upsell opportunity and a down sell opportunity. So, when an online searcher uses certain key words like diabetes for instance, a customized ad that speaks to ASG’s unique features and benefits that help diabetics appears and offers them a free sample of Anutra®. When the searcher clicks on the ad they are taken to a landing page with expanded information about ASG and diabetes and a free sample offer. The call to action is to fill out the required information to receive the free sample. When they submit the information, they are presented with an offer to purchase a larger quantity of ASG, like a 90 day supply and enticed by a deep discount. If they select “no,” another, more modest offer appears. If they select “no” again, the session is concluded, and their free sample is sent. If they select “yes” to either offer, they are taken to a check out page and the transaction is completed. At minimum, ASG now has the contact information of the searcher and the nature of their search. Further information and calls to action relating to their search can be sent to them electronically or by mail.

Micro Distributor Program

New entrepreneur micro distributors will receive a 25% discount on purchases for resale enabling an exciting beginning to health food distribution business.

Visit the Farmers

Today, loyal customers are interested in knowing where the products they purchase come from and the people who work so hard to supply those products. With this in mind, Anutra has created a program for customers to visit the farms in Central America. The farms are artisan in nature with families managing small plots of land typically working by hand. The region is mountainous with rich, nutritious volcanic soil and it is extremely beautiful country. The program provides an economic and inspirational link between people of varying cultures connected in the most basic terms of the food they eat. This program is totally at the customer’s expense. Our affiliates in country will coordinate tours of the farms, processing facilities and various points of interest.

Retail

ASG does not expect to pay slotting fees for retail store placements or product display positions. Instead, it will provide one to three free units of all products carried by each retail store as a “free fill” introduction. It will also participate in grocery store advertisements in the stores’ newspaper supplements and in-store coupons. The costs are built into the price the customer pays for the product. ASG also expects “word of mouth” referrals from people who try its products and find that they outperform less healthy competitors for taste, texture, and satisfaction. These word of mouth referrals will be encouraged by early stage in-store tasting promotions (demos) which will introduce consumers to ASG’s products. A limited number of demos will be conducted. They will be chosen very carefully to ensure the largest potential return.

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Radio, Television and Print Advertising

As sales grow and cash flow allow, ASG will initially target one significant TV market and advertise ANUTRA® Grain as a plant based alternative to DHA and EPA from fish oil, algae and krill. Once the cost of customer acquisition is established the program will be systematically rolled out to the top ten markets nationally. We will offer retailers that stock ANUTRA® Grain an “available at” their store mention in the ads. Based on the success of TV ads, and as cash flow allow, ASG will support the TV markets with radio spots. ASG will also contract for reoccurring ads in the following industrial trade publication: Food Manufacturing. A 1/8-page ad will be secured and will expand in size as sales increase and cash flow dictate.

Trade Shows

Trade shows are among the most effective vehicle to connect with product developers. Since ANUTRA® Microfine Chia Powder is a new disruptive technology, it is not yet well known. We believe that targeting key industry trade shows will expose the ease of use and incorporation into any food formula. ASG plans to exhibit its products in the IFT National, as well as in numerous other regional trade shows, Expo West and Expo East, which are the two largest natural products shows in the country and at the PLMA show, which is the largest private label show in the country.

Trade Associations:

ASG will join the following associations: Institute of Food Technologists (IFT), the Private Label Manufacturer’s Association (PLMA) and the Plant Based Food Association (PBFA).

Food Service Channel

ASG will hire a commission based broker team in food service to focus on K-12, C&U, Healthcare and Plant Based menu restaurants. ASG will target, Management Companies like Aramark, Sodexo, Marriott, Compass, Premier, etc. to help them develop new contemporary menu items that are consistent with the evolving Plant Based position they are offering.

International

ASG is currently selling its products in Australia under the ANUTRA® Brand through an affiliate. Additionally, ASG is selling to a distributor that distributes to GNC stores in the Asian market which consists of seven countries and over seven hundred retail outlets. As cash flow allows, ASG will continue to develop its international presence by attending the international trade shows Sial International Food Show and Anuga Food Fair.

Competition

Because of the innovative nature of ASG’s core product, ANUTRA® Microfine Chia Powder, and the patent license held by ASG, there are no true competitors. There are some other companies that offer whole seed ground or defatted chia “powders”, but not whole grain. Spectrum and Sunfood offer ground chia they call powder. Neither are the same as Anutra Microfine Chia Powder. They are a ground chia with mesh size of 60 or less. By contrast the company’s product is 400 mesh, a much smaller particle size, which we believe significantly distinguishes our products. In the industrial channel, Glanbia sells a chia “powder” again it is 60-100 mesh. This size precludes their product from being used in many food production applications, especially beverages.

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Suppliers

Grain Suppliers

ASG has developed relationships with growers in Central America and commodities brokers to ensure supply options, including Bunker, EVI, BW Dyer, Chia Corp, Alquimia and others. The Company currently purchases its raw goods on a transaction-specific basis. The Company does not have any long standing agreements with such suppliers, but may enter into such agreements in the future.

Contract Manufacturers

ASG will employ contract manufacturers and packers to produce its products. We believe that this tactic will enable ASG to exclusively focus on marketing and sales.

Other than as provided in the foregoing, currently, ASG has not engaged any other principal suppliers or strategic partners.

Employees

ASG has approximately 7 employees. Future employee expansion will be in sales management. As warranted by sales volume and cash flow, ASG will add additional Regional Sales Managers and Sales Specialists per channel to more effectively support the sales agencies and customers.

Equipment Leases

On January 1, 2016, ASG entered into an Equipment Operating Lease Agreement with Angelo Morini pursuant to which ASG leased certain equipment from Mr. Morini described as “Grinder, Shrink Wrap & Label Stamping Machines” in exchange for 60 payments of $150 due on a monthly basis. The agreement shall expire on December 31, 2020 unless terminated prior to the end of the lease term.

On July 1, 2017, ASG entered into an Equipment Operating Lease Agreement with Angelo Morini pursuant to which Anutra leased certain equipment from Mr. Morini described as “Auto Labeler” in exchange for 60 payments of $100 due on a monthly basis. The agreement shall expire on June 1, 2022 unless terminated prior to the end of the lease term.

On November 1, 2017, ASG entered into an Equipment Operating Lease Agreement with Angelo Morini pursuant to which ASG leased certain equipment from Mr. Morini described as “All Fill Machine” in exchange for 60 payments of $100 due on a monthly basis. The agreement shall expire on October 1, 2022 unless terminated prior to the end of the lease term.

Patent License

Angelo S. Morini is the holder of a Process Patent (Patent No.: US 9,386,795 B2, filed Feb. 27, 2015, granted July 12, 2016 and expected to expire on Feb. 27, 2035) for the technology he developed to create Microfine Chia Powder. Pursuant to a patent licensing agreement between Mr. Morini and the Company, the Company has a license to use the technology covered by the patent. The patent license is effective for the duration of the patent in exchange for payments to be made to Mr. Morini a rate of $1,000,000 per year. Payment for the license can be made in cash or stock. The terms of this license are controlled at the sole discretion of Angelo S. Morini, who is an officer and director of the Company.

Property Lease

On November 23, 2016, Anutra Super Grain LLC (“Anutra”) entered into a lease agreement with Faith’s Promise LLC to rent premises located at 248 Hatteras Avenue, Clermont, FL 34711, comprised of approximately 3000 square feet of space, at a base monthly rent of $2,247 per month plus common area maintenance fees. The lease term commenced on November 23, 2016 with a termination date of November 30, 2017. On December 4, 2017, the lease was extended for one additional year through December 31, 2018.

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Dependence on One or A Few Major Customers

As of March 31, 2018, ASG was dependent on three major customers, which accounted for 70.2% of ASG’s revenues for the period then ended.

As of December 31, 2017, ASG was dependent on three major customers, which accounted for 51.99% of ASG’s revenues for the year then ended.

Effect of Existing or Probable Governmental Regulation

The manufacturing and processing of our micro-fine chia products and its derivatives are subject to various federal, state and local statutes and rules. The Food and Drug Administration (FDA) regulates all foods and food ingredients introduced into or offered for sale in interstate commerce, with the exception of meat, poultry, and certain processed egg products regulated by the U.S. Department of Agriculture (USDA). Facilities that manufacture, process, pack, or hold food that is intended for human or animal consumption in the United States must register with FDA before beginning these activities. The registration requirement applies to any facility that conducts these activities, unless a facility is specifically exempted. Food imported into the United States must meet the same laws and regulations as food produced in the United States. It must be safe and contain no prohibited ingredients, and all labeling and packaging must be informative and truthful. FDA must be notified in advance of any shipments of food for humans and other animals that are imported into the U.S., unless the food is exempt from Prior Notice. Prior Notice of imported food shipments provide FDA with an opportunity to, review and evaluate information before a food product arrives in the U.S., inspect and intercept contaminated food products. Food manufacturers, processors, packers, transporters, distributors, receivers, holders, and importers are required to establish, maintain, and make available to FDA upon request certain records that will allow the agency to identify all food products handled by the facility. Current Good Manufacturing Practice (cGMP) regulations require that food offered for sale or introduced into interstate commerce be produced under safe and sanitary conditions. Food manufacturers are responsible for developing labels (including nutrition information) that meet legal food labeling requirements. All labeling of FDA-regulated food products must be truthful and not misleading. Proper labeling, including nutrition labeling and labeling for the major food allergens, is required for most prepared foods. Registered facilities must report when there is a reasonable probability that the use of, or exposure to, an article of food will cause serious adverse health consequences or death to humans or animals. Certain food commodities have additional requirements because of inherent hazards, particular attributes, or specific manufacturing processes. Certain foods, such as low-acid canned foods, milk, eggs, juices, seafood, and infant formula, have additional product-specific regulatory requirements to ensure that they are healthful and free of contamination.

The manufacturing and processing of our micro-fine chia products and its derivative products are subject to compliance with the aforementioned rules and regulations promulgated by the FDA. ASG employs contractors that operate facilities used for the manufacture, process, pack, or hold food and, as a result, the operations of such contractors in connection with the manufacture, processing, packing, or holding of ASG’s food products are governed by the aforementioned regulations. Furthermore, since all labeling of FDA-regulated food products must be truthful, and not misleading, and proper labeling, including nutrition labeling and labeling for the major food allergens, is required, ASG’s products are also subject to such labeling requirements. Any change in these rules and regulations may have an impact on ASG’s business. We believe that we possess, and/or have contracted third parties who possess, all licenses and certifications that are material to the conduct of our business and believe that we are in substantial compliance with all applicable regulatory requirements, including requirements regarding the labeling of our products.

Costs and Effects of Compliance with Environmental Laws

Not applicable to the direct operations of ASG since ASG’s operations are primarily limited to the sales and marketing of its products and it contracts the manufacture, processing and distribution of its products to third parties; provided, however, ASG’s contract manufacturers and packers may be subject to compliance with environmental laws in connection with the production and distribution of ASG’s food products.

Legal Matters

 We know of no material, existing or pending legal proceedings against ASG, nor are we involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which our directors, officers or any affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

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THE COMPANY

The Company was originally named Still Sound Acquisition Corporation (“Still Sound”) and incorporated on December 7, 2016 under the laws of the State of Delaware to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions.

In January 2017, Still Sound Acquisition Corporation filed a registration statement with the Securities and Exchange Commission on Form 10-12g pursuant to Securities Exchange Act of 1934 and became a public reporting company. On March 15, 2018, the Company effected a change in control of Still Sound Acquisition Corporation. As part of that change in control, the then officers and directors of Still Sound resigned, but retained 500,000 shares of common stock and the Company redeemed 19,500,000 shares of the then 20,000,000 shares of common stock outstanding. Angelo Morini was appointed the sole officer and director of the Company and the Company issued 6,000,000 shares of common stock to Mr. Morini. In addition, the Company changed its name to Anutra Corporation.

The Company’s corporate offices are located at 248 Hatteras Avenue, Clermont, FL 34711. The Company’s email address is asmorini@anutra.com, and its website is https://anutra.com/. The Company’s telephone number is 321-221-0233.

As a public reporting company pursuant to the Securities Exchange Act, the Company files with the Securities and Exchange Commission quarterly and annual reports and management shareholding information. The Company intends to deliver a copy of its annual report to its security holders, and will voluntarily send a copy of the annual report, including audited financial statements, to any registered shareholder who requests the same.

The Company’s documents filed with the Securities and Exchange Commission may be inspected at the Commission’s principal office in Washington, D.C. Copies of all or any part of the registration statement may be obtained from the Public Reference Section of the Securities and Exchange Commission, 100 F Street N.E., Washington, D.C. 20549. Call the Commission at 1-800-SEC-0330 for further information on the operation of the public reference rooms. The Securities and Exchange Commission also maintains a web site at http://www.sec.gov that contains reports, proxy statements and information regarding registrants that file electronically with the Commission.

Emerging Growth Company

The Company qualifies as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act which became law in April, 2012. The definition of an “emerging growth company” is a company with an initial public offering of common equity securities which occurred after December 8, 2011 and has less than $1 billion of total annual gross revenues during the last completed fiscal year. The disclosure regarding the company and The Jumpstart Our Business Startups Act is incorporated herein by reference from the Form 10-12G filed on January 18, 2017.

ITEM 2.02 Results of Operations and Financial Conditions

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our audited financial statements and notes to our financial statements included elsewhere in this report. This discussion contains forward-looking statements that involve risks and uncertainties. Actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors discussed elsewhere in this report.

Certain information included herein contains statements that may be considered forward-looking statements, such as statements relating to our anticipated revenues, gross margin and operating results, future performance and operations, plans for future expansion, capital spending, sources of liquidity, and financing sources. This forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ from those expressed in any forward-looking statements made herein. These risks and uncertainties include those relating to our liquidity requirements, the continued growth of the Company’s industry, the success of our product development, marketing and sales activities, vigorous competition in the construction industry, dependence on existing management, leverage and debt service (including sensitivity to fluctuations in interest rates), domestic or global economic conditions, the inherent uncertainty and costs of prolonged arbitration or litigation, and changes in federal or state tax laws or the administration of such laws.

Overview

References to the financial condition and performance of the Company below in this section “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are to Anutra Super Grain LLC, the Company’s wholly-owned subsidiary.

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As of March 31, 2018, the Company had shareholders’ equity of $9,736, and a cash balance of $70,962. During the three months ended March 31, 2018, the Company had net loss of $95,797.

The Company anticipates that it will need no additional funds to maintain its current profitable mode of operations over the next twelve months to continue as a going concern, satisfy its capital commitments and continue its operations in accordance with its current business plan requiring no additional funding. In addition to revenues generated from sales, the Chief Executive Officer plans to continue to fund the Company’s operations, if needed, during the next 12 months or until the Company can generate an ongoing source of capital sufficient to independently continue growing its operations.

Revenues and Net Income

During the three months ended March 31, 2018, the Company posted revenues of $41,300, cost of goods sold of $26,305, sales and marketing expenses of $13,730 and general and administrative expenses of $97,062, and net loss of $95,797. In contrast, during the three months ended March 31, 2017, the Company posted revenues of $86,173, cost of goods sold of $30,462, sales and marketing expenses of $2,430 and general and administrative expenses of $22,354, and net income of $30,927.

During the year ended December 31, 2017, the Company posted revenues of $276,131, cost of goods sold of $118,464, sales and marketing expenses of $24,550 and general and administrative expenses of $116,682, and net income of $90,867. In contrast, during the year ended December 31, 2016, the Company posted revenues of $349,344, cost of goods sold of $166,471, sales and marketing expenses of $51,731 and general and administrative expenses of $120,697, and net income of $10,594.

Liquidity and Capital Resources

As of March 31, 2018, the Company had cash available of $70,962.

As of March 31, 2018, the Company borrowed $20,000 from a board member and $131,500 from 13 individuals in 2017, plus $50,000 from an individual in 2018. The note repayment terms include 10% annualized interest rate in addition to shares of the Company. With the exception of one note, these notes have no specified repayment date. One note for $50,000 has a specified due date of December 31, 2018.

There is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company. Accordingly, given the Company’s limited cash on hand, the Company will be unable to implement its business plans and proposed operations unless it obtains additional financing or otherwise is able to generate revenues and profits. The Company may raise additional capital through additional sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

Discussion of Three Months ended March 31, 2018 compared to Three Months ended March 31, 2017

During the three months ended March 31, 2018, the Company posted revenues of $41,300. In contrast, during the three months ended March 31, 2017, the Company posted revenues of $86,173. The decrease in revenues resulted primarily from decreased demand for the Company’s products from some of the Company’s major customers.

During the three months ended March 31, 2018, the Company posted cost of goods sold of $26,305, sales and marketing expenses of $13,730 and general and administrative expenses of $97,062. In contrast, during the three months ended March 31, 2017, the Company posted cost of goods sold of $30,462, sales and marketing expenses of $2,430 and general and administrative expenses of $22,354. The increase in operating expenses was related to the shift in focus towards the commercialization of the Company’s products and becoming a public company.

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Net loss for the three months ended March 31, 2018 was $95,797, as compared to net income of $30,927 for the three months ended March 31, 2017. The decrease in net income is attributable to decreased revenues resulting from decreased demand for the Company’s products and increases in operating costs related to the shift in focus towards the commercialization of the Company’s products and becoming a public company.

During the three months ended March 31, 2018, the Company used cash in operating activities of $73,416. During such period, the Company also generated cash from financing activities of $50,000. In contrast, during the three months ended March 31, 2017, the Company generated cash from operating activities of $22,616. During such period, the Company also used cash in financing activities of $650 but used cash in investing activities of $6,963.

Discussion of Year ended December 31, 2017 compared to Year Ended December 31, 2016

For the year ended December 31, 2017, the Company generated revenues of $276,131. In contrast, for the year ended December 31, 2016, the Company has generated revenues of $349,344. The decrease in revenues resulted primarily as a result of decreased demand for the Company’s products from some of the Company’s major customers.

During the year ended December 31, 2017, the Company posted cost of goods sold of $118,464, sales and marketing expenses of $24,550 and general and administrative expenses of $116,682. In contrast, during the year ended December 31, 2016, the Company posted cost of goods sold of $166,471, sales and marketing expenses of $51,731 and general and administrative expenses of $120,697. The decrease in operating expenses was a result of diminished demand for the Company’s products.

During the year ended December 31, 2017, the Company posted net income $90,867 as compared to net income of $10,594 for the year ended December 31, 2016. The increase in net income is primarily due to retained customer deposits in 2017.

During the year ended December 31, 2017, the Company used cash in operating activities of $10,814. During such period, the Company also used cash in investing activities in the amount of $1,480 and generated cash from financing activities of $91,999. In contrast, during the year ended December 31, 2016, the Company generated cash from operating activities of $44,840. During such period, the Company also used cash in financing activities of $37,333 but did not use any cash in investing activities.

Off-Balance Sheet Arrangements

The Company has no off-balance sheet arrangements.

Equipment Financing

The Company has the following existing equipment financing arrangements:

On January 1, 2016, ASG entered into an Equipment Operating Lease Agreement with Angelo Morini, an officer and member of ASG (“Mr. Morini”), pursuant to which ASG leased certain equipment from Mr. Morini described as “Grinder, Shrink Wrap & Label Stamping Machines” in exchange for 60 payments of $150 due on a monthly basis. The agreement shall expire on December 31, 2020 unless terminated prior to the end of the lease term.

On July 1, 2017, ASG entered into an Equipment Operating Lease Agreement with Angelo Morini, an officer and member of ASG (“Mr. Morini”), pursuant to which ASG leased certain equipment from Mr. Morini described as “Auto Labeler” in exchange for 60 payments of $100 due on a monthly basis. The agreement shall expire on June 1, 2022 unless terminated prior to the end of the lease term.

On November 1, 2017, ASG entered into an Equipment Operating Lease Agreement with Angelo Morini, an officer and member of ASG (“Mr. Morini”), pursuant to which ASG leased certain equipment from Mr. Morini described as “All Fill Machine” in exchange for 60 payments of $100 due on a monthly basis. The agreement shall expire on October 1, 2022 unless terminated prior to the end of the lease term.

11

Source of Revenues

The Company earns revenue from selling its food products.

Alternative Financial Planning and Liquidity

As of March 31, 2018, the Company had cash available of $70,962.

The Company has no alternative financial plans at the moment. If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to implement its business plan may be jeopardized. The Company anticipates that it would need no additional funds to maintain its current profitable mode of operations over the next twelve months to continue as a going concern, satisfy its capital commitments and continue its operations in accordance with its current business plan requiring no additional funding.

Critical Accounting Policies

For the period ended December 31, 2017, the financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) in the United States. The following significant accounting policies, involve a greater degree of judgment and complexity. Accordingly, these are the policies we believe are the most critical to aid in fully understanding and evaluating our financial condition and results of operations.

Basis of Presentation

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

Accounts Receivables and Revenue Recognition

Accounts receivable are recorded at the principal amount receivable and are shown net of an allowance for uncollectible accounts as follows 2017 $13,963 and 2016 $5,286. In establishing the allowance for uncollectible accounts management evaluates history with customers, their creditworthiness, and business and economic conditions.

Revenues are recognized upon shipment or transfer of the product to the customer, when the price is fixed or determinable and when collection of the sales price is reasonably assured. Products are sold under FOB shipping point terms.

Inventory and Costs of Goods Sold

Inventory consists of purchased grain and the related packaging materials and supplies. Inventory is stated at lower of cost or market on the first-in, first-out basis. Inventory and packaging costs are recognized in costs of goods sold when the associated revenue is recorded.

In July 2015, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2015-11, “Inventory (Topic 330): Simplifying the Measurement of Inventory” ASU 2015-11. The amendments require an entity to measure in scope inventory at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Subsequent measurement is unchanged for inventory measured using LIFO or the retail inventory method. The amendments do not apply to inventory that is measured using last-in, first-out (LIFO) or the retail inventory method. The amendments apply to all other inventory includes inventory that is measured using first-in, first-out (FIFO) or average cost.

12

The Company adopted ASU 2015-11 as of January 1, 2017.

Equipment

Equipment is carried at cost. Depreciation is provided over the estimated useful lives of the assets on the straight-line method. The estimated useful lives for the different classes of depreciable assets are:

Furniture and Office Equipment	3 – 10 years
Machinery and Equipment	20 – 25 years

Expenditures for repairs and renovations that extend the useful lives of the equipment are capitalized when the expenditure exceeds $2,500. Expenditures for costs below this amount are charged to expense as incurred.

Customer Deposits

The Company occasionally requests deposits from customers on large orders that will be shipped overseas. These amounts may be refunded or retained based on individual circumstances.

Advertising Costs

Advertising costs are expensed as incurred and are included in sales and marketing expenses in the statements of income.

Income Taxes

The Company is taxed as a partnership therefore no provision is made for Federal or State income taxes. Taxes are paid by the members on their personal income tax returns based on their pro-rate share of income, gains, losses, deductions and credits.

None of the Company’s Federal or State income tax returns are currently under examination by the taxing authorities. Tax years 2014 and later are subject to tax examination.

The Company has reviewed and evaluated tax positions taken and has determined there are no uncertain tax positions taken that would require recognition of a liability or asset or disclosure in the financial statements.

Recent Accounting Pronouncements Not Yet Adopted

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), This standard has been subsequently updated through a series of updates issued by the FASB in 2016. The updates provide additional clarification and implementation guidance. The standard is effective for annual reporting periods beginning after December 15, 2017. The core principle of the new standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the payment to which the entity expects to be entitled in exchange for those goods or services. The new standard also includes enhanced disclosure requirements. The Company does not expect that the adoption of this standards to have a material effect on its financial statements.

In February 2016, The FASB issued ASU 2016-02, Leases (Topic 842). The standard is effective for annual reporting periods beginning after December 31, 2018. Early adoption of the standard is permitted for all entities. This standard will require lessees to recognize right of use assets and lease liabilities arising from leases with terms of more than 12 months. Due the short-term nature of the company’s leases, there is not expected to be significant impact.

13

MANAGEMENT

Officers and Directors

Angelo Morini serves as the sole officer and director of the Company. Mr. Morini also serves as the sole manager of ASG.

Angelo Morini

President, Secretary, Chief Financial Officer and Director of the Company

Angelo S. Morini serves as President, Secretary, Chief Financial Officer and Director of the Company. Mr. Morini has been involved in the food industry starting as a young boy in the family grocery. From 1970 to 1987, Mr. Morini created and developed Galaxy Foods which went public on NASDAQ SmallCap in 1987. He was Entrepreneur of the Year, State of Pennsylvania in 1975 and was featured on the cover of Success Magazine in 1992. In 1998, Mr. Morini rang the bell at the American Stock Exchange with Pizza Hut and Subway and again in 1999 co-branding with Galaxy, Pepsi Cola and Tropicana. Mr. Morini served on the Business Advisory Council under President George W. Bush. In 1989 he produced and directed Cooking with the Stars featuring top Hollywood celebrities. Beginning in 2003, Mr. Morini worked to develop and market plant based healthy whole foods based on the health benefits of the chia seed. Mr. Morini is a graduate of the Ohio State University. He received an Honorable Discharge from the U.S. Navy in 1963. Mr. Morini has been featured in Time Magazine, Newsweek Magazine, IFT Magazine and others and has made hundreds of guest appearances on radio and television shows and has authored three books, including his most recent, “Anutra Grain.”

Director Compensation

Directors do not receive any compensation for serving on the Board of Directors.

Committees and Terms

The Board of Directors has not established any committees. The Company will notify its shareholders for an annual shareholder meeting and that they may present proposals for inclusion in the Company’s proxy statement to be mailed in connection with any such annual meeting; such proposals must be received by the Company at least 90 days prior to the meeting. No other specific policy has been adopted in regard to the inclusion of shareholder nominations to the Board of Directors.

Indemnification of Officers, Directors, Employees and Agents

The Certificate of Incorporation and bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification.

Section 145 of the Delaware General Corporation Law empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (I) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

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INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPANY PURSUANT TO THE FOREGOING PROVISIONS, IT IS THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.

EXECUTIVE COMPENSATION

Summary Compensation

Angelo S. Morini has served as the only officer and director of the Company. Mr. Morini has also served as the only officer and director of Anutra Super Grain LLC, the wholly owned subsidiary. Mr. Morini received no compensation from either company for his services as an officer or director

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth information with respect to ownership of issued and outstanding stock of the Company as of the date hereof by each executive officer and director of the Company and any person or group known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities:

COMMON STOCK

	Common Shares	Percentage
	Owned	Of Class(1)

Angelo S. Morini (2)(3)	21,843,400	84%
President, Secretary, Chief Financial Officer and Director

(1)	Based on 25,973,400 common stock shares outstanding.
(2)	Consists of 6,000,000 shares initially owned in the Company and 15,843,400 shares received in exchange for the 82% membership interest in ASG owned by him pursuant to the Acquisition.
(3)	Mr. Morini’s address is 248 Hatteras Avenue, Clermont, FL 34711.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

James Cassidy, a partner in the law firm which acts as counsel to the Company, owns 250,000 shares of the Company’s common stock.

James Cassidy and James McKillop were both formerly officers and directors of the Company and each own 250,000 shares of the Company’s common stock. As the organizers and developers of the Company as Still Sound Acquisition Corp., Mr. Cassidy and Mr. McKillop were involved with the Company prior to the Acquisition. In particular, Mr. Cassidy provided services to the Company without charge, including preparation and filing of the charter corporate documents and preparation of the Company’s regulatory filings.

In March 2018, the Company issued to Angelo S. Morini, the Company’s sole officer and director, 6,000,000 shares of its common stock, with a par value equal to $0.0001 per share, as part of a change in control.

On May 4, 2018, the Company issued 15,843,400 shares of its common stock, valued at $0.0001 per share, to Angelo S. Morini, an officer and director of the Company, as a result of the Acquisition.

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Pursuant to a patent licensing agreement between Mr. Morini and the Company, the Company has a license to use, and sublicense, the technology covered by the patent. The patent license is effective for the duration of the patent in exchange for payments to be made to Mr. Morini a rate of $1,000,000 per year. Payment for the license can be made in cash or stock. The terms of this license are controlled at the sole discretion of Angelo S. Morini, who is an officer and director of the Company.

On January 1, 2016, ASG entered into an Equipment Operating Lease Agreement with Angelo Morini pursuant to which ASG leased certain equipment from Mr. Morini described as “Grinder, Shrink Wrap & Label Stamping Machines” in exchange for 60 payments of $150 due on a monthly basis. The agreement shall expire on December 31, 2020 unless terminated prior to the end of the lease term.

On July 1, 2017, ASG entered into an Equipment Operating Lease Agreement with Angelo Morini pursuant to which Anutra leased certain equipment from Mr. Morini described as “Auto Labeler” in exchange for 60 payments of $100 due on a monthly basis. The agreement shall expire on June 1, 2022 unless terminated prior to the end of the lease term.

On November 1, 2017, ASG entered into an Equipment Operating Lease Agreement with Angelo Morini pursuant to which ASG leased certain equipment from Mr. Morini described as “All Fill Machine” in exchange for 60 payments of $100 due on a monthly basis. The agreement shall expire on October 1, 2022 unless terminated prior to the end of the lease term.

The Company borrowed $20,000 from a board member and $131,500 from 13 individuals in 2017, plus $50,000 from an individual in 2018. The note repayment terms include 10% annualized interest rate in addition to shares of the Company. With the exception of one note, these notes have no specified repayment date. One note for $50,000 has a specified due date of December 31, 2018.

MARKET PRICE OF AND DIVIDENDS AND RELATED STOCKHOLDER MATTERS

Dividends

The Company has not paid any dividends to date. The Company has not made any determination about if and when it will pay dividends on its common stock.

Preferred Stock

The Company has 20,000,000 authorized undesignated shares of preferred stock. No preferred stock has been designated nor issued.

Market Price

There is no public market for the Company’s common stock and there is no market price for the Company’s common stock.

Disclosure of Commission Position on Indemnification for Securities Act Liabilities

The Company’s Certificate of Incorporation include an indemnification provision that provides that the Company shall indemnify directors against monetary damages to the Company or any of its shareholders by reason of a breach of the director’s fiduciary except (i) for any breach of the director’s duty of loyalty to the Company or its shareholders or (ii) for acts or omissions not in good faith or which involve intentional misconduct of (iii) for unlawful payment of dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived an improper personal benefit.

16

The Bylaws of the Company provide that the Company shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify all directors of the Company, as well as any officers or employees of the Company to whom the Company has agreed to grant indemnification. Section 145 of the Delaware General Corporation Law (“DCL”) empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware General Corporation Law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s by-laws, any agreement, vote of shareholders or otherwise.

The effect of the foregoing is to require the Company to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Certificate of Incorporation does not specifically indemnify the officers or directors or controlling persons against liability under the Securities Act.

The Securities and Exchange Commission’s position on indemnification of officers, directors and control persons under the Securities Act by the Company is as follows:

INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS AND CONTROLLING PERSONS OF THE SMALL BUSINESS ISSUER PURSUANT TO THE RULES OF THE COMMISSION, OR OTHERWISE, THE SMALL BUSINESS ISSUER HAS BEEN ADVISED THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS, THEREFORE, UNENFORCEABLE.

ITEM 3.02 Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years. Such securities were issued pursuant to exemptions from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering, as noted below. Each of these transactions was issued as part of a private placement of securities by the Company in which (i) no general advertising or solicitation was used, and (ii) the investors purchasing securities were acquiring the same for investment purposes only, without a view to resale.

Since inception, the Company has issued shares of common stock which were not registered as follows:

The Company (as Still Sound Acquisition Corporation) issued an aggregate of 20,000,000 shares on formation in December 2016 pro rata (10,000,000 each) to James Cassidy and James McKillop, at a cost basis equal to $0.0001 per share, for services rendered of which all but an aggregate of 500,000 shares were redeemed pro rata via contribution and cancelled.

On March 15, 2018, the Company issued 6,000,000 shares of its common stock to Angelo Morini, at a purchase price equal to $0.0001 per share, as part of a change in control.

On May 4, 2018, pursuant to the Acquisition, the Company issued 19,473,400 shares of its common stock, valued at $0.0001 per share, in exchange for all the outstanding membership interests of Anutra Super Grain LLC then held by its 6 members. There were no other recent sales of Anutra Super Grain LLC membership interests.

ITEM 5.01 Changes in Control of Registrant.

The information regarding change of control of the Company in connection with the Acquisition Agreement set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets”. Also, see Form 8-K filed on March 15, 2018 for additional information.

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ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors: Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The information regarding departure and election of directors, and departure and appointment of principal officers in connection with the Acquisition Agreement is set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets.” Also, see Form 8-K filed on March 15, 2018 for additional information.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 19, 2018, Articles of Amendment were filed with the State of Delaware changing the name of the Company from Still Sound Acquisition Corporation to Anutra Corporation. Also, see Form 8-K filed on February 22, 2018 for additional information.

ITEM 5.06 Change in Shell Company Status

The Company has acquired Anutra Super Grain LLC which is an operating and ongoing business and has a defined business plan and operations and accordingly, the Company has commenced operations and is no longer deemed to be a shell company.

ITEM 9.01 Financial Statements and Exhibits

(a)	The audited financial statements of Anutra Super Grain, LLC are included herewith.

(b)	Unaudited pro forma financial information is included herewith.

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

2.1	Agreement and Plan of Reorganization between Anutra Corporation and Anutra Super Grain LLC (filed as exhibit to the Form 8-K filed May 7, 2018)
3.1	Certificate of Incorporation (filed as exhibit to the Form 10-12G filed January 18, 2017)
3.2	By-laws (filed as exhibit to the Form 10-12G filed January 18, 2017)
3.3	Sample stock certificate (filed as exhibit to the Form 10-12G filed January 18, 2017)
10.1	Equipment Lease Agreement dated January 1, 2016 by and between Anutra Super Grain LLC and Angelo Morini (filed as exhibit to the Form 8-K filed May 7, 2018)
10.2	Equipment Lease Agreement dated July 1, 2017 by and between Anutra Super Grain LLC and Angelo Morini (filed as exhibit to the Form 8-K filed May 7, 2018)
10.3	Equipment Lease Agreement dated November 1, 2017 by and between Anutra Super Grain LLC and Angelo Morini (filed as exhibit to the Form 8-K filed May 7, 2018)
10.4	Real Property Lease Agreement dated November 23, 2016 by and between Anutra Super Grain LLC and Faith’s Promise LLC with Addendum dated December 4, 2017 (filed as exhibit to the Form 8-K filed May 7, 2018)
10.5	Patent License by and between Anutra Corporation and Angelo Morini (filed as exhibit to the Form 8-K filed May 7, 2018)
10.6	Bridge Loan Agreement by and between Anutra and Aaron Wainscott (filed as exhibit to the Form 8-K filed August 24, 2018)
10.7	Bridge Loan Agreement by and between Anutra and Bill Robins (filed as exhibit to the Form 8-K filed August 24, 2018)
10.8	Bridge Loan Agreement by and between Anutra and Bob Hartpence (filed as exhibit to the Form 8-K filed August 24, 2018)
10.9*	Bridge Loan Agreement by and between Anutra and Brian Morini
10.10	Bridge Loan Agreement by and between Anutra and Ed Vila (filed as exhibit to the Form 8-K filed August 24, 2018)
10.11	Bridge Loan Agreement by and between Anutra and Cullen & Jessica Wainscott (filed as exhibit to the Form 8-K filed August 24, 2018)
10.12	Services and Debt Forgiveness Agreement by and between Anutra and Eliot Valasquez (filed as exhibit to the Form 8-K filed August 24, 2018)
10.13	Bridge Loan Agreement by and between Anutra and Gregory Bunn (filed as exhibit to the Form 8-K filed August 24, 2018)
10.14	Bridge Loan Agreement by and between Anutra and James Bunn (filed as exhibit to the Form 8-K filed August 24, 2018)
10.15	Bridge Loan Agreement by and between Anutra and NuView Trust Company (filed as exhibit to the Form 8-K filed August 24, 2018)
10.16	Promissory Note by and between Anutra and NuView Trust Company (filed as exhibit to the Form 8-K filed August 24, 2018)
10.17	Bridge Loan Agreement by and between Anutra and Robert Lawwill (filed as exhibit to the Form 8-K filed August 24, 2018)
10.18	Bridge Loan Agreement by and between Anutra and Sean & Meredith McClain (filed as exhibit to the Form 8-K filed August 24, 2018)
10.19	Bridge Loan Agreement by and between Anutra and Tom & Sharon Moehlman (filed as exhibit to the Form 8-K filed August 24, 2018)
10.20	Bridge Loan Agreement by and between Anutra and Tristen Lam (filed as exhibit to the Form 8-K filed August 24, 2018)
10.21	Bridge Loan Agreement by and between Anutra and William Claypole (filed as exhibit to the Form 8-K filed August 24, 2018)

*	Filed herewith

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Financial Statements

F-1

Anutra Super Grain, LLC

Balance Sheets

as of March 31, 2018 (Unaudited) and December 31, 2017

	March 31,	December 31,
	2018	2017
	(unaudited)
ASSETS
Current assets
Cash	$70,962	$94,378
Accounts receivable, net of allowance for uncollectible accounts	16,557	15,055
Inventory	149,153	162,347
Prepaid expense	55,000	80,000
Total current assets	291,672	351,780

Equipment, net	6,509	6,771

Other assets
Security deposits	3,300	3,300

	$301,481	$361,851

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities
Accounts payable	$65,800	$84,608
Accrued expenses	9,445	5,210
Customer deposits	15,000	15,000
Notes payable	181,500	131,500
Notes payable, related party	20,000	20,000
Total current liabilities	291,745	256,318

Member’s equity	9,736	105,533

	$301,481	$361,851

The accompanying notes are an integral part of these financial statements.

F-2

Anutra Super Grain, LLC

Statements of Income and Members’ Equity

for the three months ended March 31, 2018 and 2017

(Unaudited)

	March 31,	March 31,
	2018	2017

Sales revenue	$41,300	$86,173

Cost of goods sold
Cost of goods	19,722	25,119
Freight and shipping	6,583	5,343
	26,305	30,462

Gross Profit	14,995	55,711

Sales and marketing expenses	13,730	2,430
General and administrative	97,062	22,354

Income (loss) from operations	(95,797)	30,927

Member equity, beginning of period	105,533	74,167

Distributions	-	(6,963)

Member equity, end of period	$105,533	$67,204

The accompanying notes are an integral part of these financial statements.

F-3

Anutra Super Grain, LLC

Statements of Cash Flows

for the three months ended March 31, 2018 and 2017

(Unaudited)

	March 31,	March 31,
	2018	2017

Cash flows from operating activities
Cash received from customers	$39,798	$67,467
Cash paid to suppliers and employees	(113,214)	(44,851)
Interest received	-	-
Interest paid	-	-
Net cash provided by (used in) operating activities	(73,416)	22,616

Cash flows from investing activities
Purchase of equipment	-	(650)
Net cash (used in) investing activities	-	(650)

Cash flows from financing activities
Loans from individuals	50,000	-
Distributions to members	-	(6,963)
Net cash provided by (used in) financing activities	50,000	(6,963)

Net increase (decrease) in cash and cash equivalents	(23,416)	15,003

Cash and cash equivalents, beginning of period	29,676	14,673

Cash and cash equivalents, end of period	$6,260	$29,676

The accompanying notes are an integral part of these financial statements.

F-4

Anutra Super Grain, LLC

Notes to the Unaudited Financial Statements

March 31, 2018 and 2017

1.	NATURE OF BUSINESS

Anutra Super Grain LLC (the Company or “Anutra”) produces and sells products made with a new cultivar of grain, marketed as Anutra grain. Anutra grain products are sold as food and nutritional supplements on the internet and through national health food retailers. Anutra grain is also sold to major food manufacturers as an ingredient for their products.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

Accounts Receivables and Revenue Recognition

Accounts receivable are recorded at the principal amount receivable and are shown net of an allowance for uncollectible accounts. In establishing the allowance for uncollectible accounts management evaluates history with customers, their creditworthiness, and business and economic conditions.

Revenues are recognized upon shipment or transfer of the product to the customer, when the price is fixed or determinable and when collection of the sales price is reasonably assured. Products are sold under FOB shipping point terms.

Inventory and Costs of Goods Sold

Inventory consists of purchased grain and the related packaging materials and supplies. Inventory is stated at lower of cost or market on the first-in, first-out basis.

Inventory and packaging costs are recognized in costs of goods sold when the associated revenue is recorded.

Equipment

Equipment is carried at cost. Depreciation is provided over the estimated useful lives of the assets on the straight-line method. The estimated useful lives for the different classes of depreciable assets are:

Furniture and Office Equipment	3 – 10 years
Machinery and Equipment	20 – 25 years

Expenditures for repairs and renovations that extend the useful lives of the equipment are capitalized when the expenditure exceeds $2,500. Expenditures for costs below this amount are charged to expense as incurred.

F-5

Anutra Super Grain, LLC

Notes to the Unaudited Financial Statements

March 31, 2018 and 2017

Customer Deposits

The Company occasionally requests deposits from customers on large orders that will be shipped overseas. These amounts may be refunded based on individual circumstances.

As of December 31, 2017, the Company has recorded a $15,000 customer deposit liability for a deposit on an order that is expected to be shipped in February 2018.

Advertising Costs

Advertising costs are expensed as incurred and are included in sales and marketing expenses in the statements of income.

Income Taxes

The Company is taxed as a partnership therefore no provision is made for Federal or State income taxes. Taxes are paid by the members on their personal income tax returns based on their pro-rate share of income, gains, losses, deductions and credits.

None of the Company’s Federal or State income tax returns are currently under examination by the taxing authorities. Tax years 2014 and later are subject to tax examination.

The Company has reviewed and evaluated tax positions taken and has determined there are no uncertain tax positions taken that would require recognition of a liability or asset or disclosure in the financial statements.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) Issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), This standard has been subsequently updated through a series of updates issued by the FASB in 2016. The updates provide additional clarification and implementation guidance. The standard is effective for nonpublic entities for annual reporting periods beginning after December 15, 2018 and for public entities for annual reporting periods beginning after December 15, 2017. Early adoption is permitted for fiscal years beginning after December 15, 2016.The core principle of the new standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the payment to which the entity expects to be entitled in exchange for those goods or services. The new standard also includes enhanced disclosure requirements.

In February 2016, The FASB issued ASU 2016-02, Leases (Topic 842). The standard is effective for public companies for annual reporting periods beginning after December 31, 2018. The standard is effective for nonpublic entities for annual reporting periods beginning after December 15, 2019. Early adoption of the standard is permitted for all entities. This standard will require lessees to recognize right of use assets and lease liabilities arising from leases with terms of more than 12 months.

F-6

Anutra Super Grain, LLC

Notes to the Unaudited Financial Statements

March 31, 2018 and 2017

In July 2015, the FASB issued ASU No. 2015-11, “Inventory (Topic 330): Simplifying the Measurement of Inventory”. The amendments require an entity to measure in scope inventory at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Subsequent measurement is unchanged for inventory measured using LIFO or the retail inventory method. The amendments do not apply to inventory that is measured using last-in, first-out (LIFO) or the retail inventory method. The amendments apply to all other inventory, which includes inventory that is measured using first-in, first-out (FIFO) or average cost. The amendments in this update are effective for public companies for fiscal years beginning after December 15, 2016, with early adoption permitted. For all other entities, the amendments in this update are effective for fiscal years beginning after December 15, 2017, with early adoption permitted.

The Company does not expect that the adoption of these standards will have a material effect on its financial statements.

3.	ACCOUNTS RECEIVABLE

Accounts receivable consist of the following:

	March 31, 2018	December 31, 2017
Accounts receivable	$27,015	$29,018
Less allowance for uncollectible accounts	(10,458)	(13,963)
	$16,557	$15,055

4.	INVENTORY

Inventories consist of the following:

	March 31, 2018	December 31, 2017
Raw materials and finished goods	$124,564	$135,864
Packaging materials	24,589	26,483
	$149,153	$162,347

Raw materials and finished goods inventories consist of chia grain and peanut flour. The grain is subject to different processes depending on whether the final product will be sold as whole, ground, or microfine grain.

F-7

Anutra Super Grain, LLC

Notes to the Unaudited Financial Statements

March 31, 2018 and 2017

5.	PREPAID EXPENSES

The Company is planning a reverse merger and public stock offering in 2018. During 2017, they entered into an agreement with a corporate consultant to assist with this process and have paid fees for services related to the reverse merger and public stock offering of $80,000. During the first quarter of 2018, $25,000 was recognized as an expense and included in General and administrative expenses. The balance remaining in prepaid expenses at March 31, 2018 is $55,000.

6.	EQUIPMENT

	March 31, 2018	December 31, 2017
Equipment consists of the following at:

Office furniture and equipment	$1,575	$745
Machinery and equipment	4,650	4,000
Website	2,545	2,545
	8,770	7,290
Less accumulated depreciation	(2,261)	(1,999)
	$6,509	$6,771

Depreciation expense for the quarters ended March 31, 2018 and 2017 was $262 and $221 respectively.

7.	NOTES PAYABLE

To pay for the costs of the planned merger and stock offering, the Company borrowed $20,000 from a board member and $131,500 from 13 individuals in 2017, plus $50,000 from an individual in 2018. The note repayment terms include 10% annualized interest rate in addition to shares of the public company once the merger is completed. With the exception of one note, these notes have no specified repayment date however are due from the proceeds of the public offering. One note for $50,000 has a specified due date of December 31, 2018.

8.	LEASES

On December 1st, 2016, the Company entered into a one-year, renewable lease for combined warehouse and office space. The lease was renewed in January 2018 for an additional one-year term. The monthly lease payment is $2,247.

F-8

Anutra Super Grain, LLC

Notes to the Unaudited Financial Statements

March 31, 2018 and 2017

The company rents production equipment from its majority member. The leases have five-year terms and are renewable. The start dates and monthly rents are:

	Lease start date	Monthly rent
Equipment lease #1	January 1, 2016	$150
Equipment lease #2	July 1, 2017	$100
Equipment lease #3	November 1, 2017	$100

Future minimum annual lease obligations on long term operating leases are:

Year ending
December 31, 2018	$4,200
December 31, 2019	4,200
December 31, 2020	4,200
December 31, 2021	2,400
December 31, 2022	1,600

The Company has an informal agreement for refrigerated storage with an unrelated party.

Rent expense for the quarters ended March 31, 2018 and 2017 respectively was $6,985 and $6,741 included under operating expenses and $1,123 and $481 included in cost of goods sold.

9.	RELATED PARTY TRANSACTIONS

The company leases equipment from the majority member. See disclosure under Leases (Note 8).

The company borrowed $20,000 from a board member. See disclosure under Notes Payable (Note 7).

10.	SUBSEQUENT EVENTS

In preparing these financial statements the Company has evaluated events and transactions for potential recognition or disclosure through July 1, 2018, the date the financial statements were available to be issued.

On January 29, 2018, the Company borrowed an additional $50,000 to pay for costs of the planned merger and stock issuance. The note repayment terms include 10% annualized interest rate in addition to shares of the public company once the merger is completed. The note principal has no specified repayment date however is due from the proceeds of the public offering.

On May 4, 2018, the Company completed a reverse merger with Anutra Corporation (“Anutra”) wherein Anutra acquired 100% of the outstanding membership units of the Company.

F-9

Anutra Super Grain, LLC

Notes to the Unaudited Financial Statements

March 31, 2018 and 2017

11.	CONCENTRATIONS

The majority member holds patents on equipment and processes the Company uses to produce its products. The grain is currently processed by an unrelated company in Iowa.

Revenues for the quarters ended March 31, 2018 and 2017 include sales from major customers. The following are sales to these customers for the quarters ended March 31:

	March 31, 2018	March 31, 2017
Customer A	$15,334	$-
Customer B	13,665	22,805
Customer C	-	48,628

F-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors

Anutra Super Grain, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Anutra Super Grain, LLC (the “Company”) as of December 31, 2017 and 2016, the related statements of income and members’ equity, and cash flows for each of the two years in the period ended December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis far our opinion.

/s/ WithumSmith+Brown, PC

WithumSmith+Brown, PC

We have served as the Company’s auditor since 2017.

Orlando, Florida

February 5, 2018

WithumSmith+Brown, PC 200 South Orange Avenue, Suite 1200, Orlando, Florida 32801-3400   T (407) 849 1569   F (407) 849 1119 withum.com

MEMBER OF HLB INTERNATIONAL, A WORLD-WIDE NETWORK OF INDEPENDENT PROFESSIONAL ACCOUNTING FIRMS AND BUSINESS ADVISORS.

F-11

Anutra Super Grain, LLC

Balance Sheets

December 31, 2017 and 2016

	2017	2016

ASSETS

Current assets
Cash	$94,378	$14,673
Accounts receivable, net of allowance for uncollectible accounts	15,055	18,516
Inventory	162,347	82,296
Prepaid expenses	80,000	-
Total current assets	351,780	115,485

Equipment, net	6,771	6,202

Other assets
Security deposits	3,300	3,300

	$361,851	$124,987

LIABILITIES AND MEMBERS’ EQUITY

Current liabilities
Accounts payable	$84,608	$50,694
Accrued expenses	5,210	126
Customer deposits	15,000	-
Notes payable	131,500	-
Notes payable, related party	20,000	-
Total current liabilities	256,318	50,820

Members’ equity	105,533	74,167

	$361,851	$124,987

The accompanying notes are an integral part of these financial statements.

F-12

Anutra Super Grain, LLC

 Statements of Income and Member’s Equity

 for the years ended December 31, 2017 and 2016

	2017	2016

Sales revenue	$276,131	$349,344

Cost of goods sold
Cost of goods	97,246	129,749
Freight and shipping	21,218	36,722
	118,464	166,471

Gross Profit	157,667	182,873

Sales and marketing expenses	24,550	51,731
General and administrative	116,682	120,697

Income from operations	16,435	10,445

Other income
Retained customer deposit	74,432	-
Interest and miscellaneous income	-	149
	74,432	149

Net income	90,867	10,594

Members’ equity, beginning of year	74,167	100,906

Distributions	(59,501)	(37,333)

Members’ equity, end of year	$105,533	$74,167

The accompanying notes are an integral part of these financial statements.

F-13

Anutra Super Grain, LLC

Statements of Cash Flows

for the years ended December 31, 2017 and 2016

	2017	2016

Cash flows from operating activities
Cash received from customers	$360,064	$415,645
Cash paid to suppliers and employees	(365,898)	(370,677)
Interest received	-	28
Interest paid	(4,980)	(156)
Net cash provided by (used in) operating activities	(10,814)	44,840

Cash flows from investing activities
Purchase of equipment	(1,480)	-
Net cash (used in) investing activities	(1,480)	-

Cash flows from financing activities
Loans from individuals	131,500	-
Loan from related party	20,000	-
Distributions	(59,501)	(37,333)
Net cash provided by (used in) financing activities	91,999	(37,333)

Net increase in cash and cash equivalents	79,705	7,507

Cash and cash equivalents, beginning of year	14,673	7,166

Cash and cash equivalents, end of year	$94,378	$14,673

The accompanying notes are an integral part of these financial statements.

F-14

Anutra Super Grain, LLC

Statements of Cash Flows (continued)

for the years ended December 31, 2017 and 2016

	2017	2016

Reconciliation of net income to net cash provided by operating activities:

Net income	$90,867	$10,594

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	911	818
Bad debts	8,695	5,268

Increase (decrease) in cash from changes in assets and liabilities:
Accounts receivable	(5,234)	66,301
Inventory	(80,051)	9,023
Prepaid expenses	(80,000)	-
Security deposits		2,400
Accounts payable and accrued expenses	38,998	(49,564)
Customer deposits	15,000	-

Net cash provided by (used in) operating activities	$(10,814)	$44,840

The accompanying notes are an integral part of these financial statements.

F-15

ANUTRA SUPER GRAIN, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 and 2016

1.	NATURE OF BUSINESS

Anutra Super Grain LLC (the Company or “Anutra”) produces and sells products made with a new cultivar of grain, marketed as Anutra grain. It is a natural source of Omega-3’s, antioxidants, fiber, calcium, complete protein, and other important phyto-nutrients. Anutra grain products are sold as food and nutritional supplements on the internet and through national health food retailers. Anutra grain is also sold to major food manufacturers as an ingredient for their products.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ materially from those estimates.

Accounts Receivables and Revenue Recognition

Accounts receivable are recorded at the principal amount receivable and are shown net of an allowance for uncollectible accounts. In establishing the allowance for uncollectible accounts management evaluates history with customers, their creditworthiness, and business and economic conditions.

Revenues are recognized upon shipment or transfer of the product to the customer, when the price is fixed or determinable and when collection of the sales price is reasonably assured. Products are sold under FOB shipping point terms.

Inventory and Costs of Goods Sold

Inventory consists of purchased grain and the related packaging materials and supplies. Inventory is stated at lower of cost or market on the first-in, first-out basis.

Inventory and packaging costs are recognized in costs of goods sold when the associated revenue is recorded.

Equipment

Equipment is carried at cost. Depreciation is provided over the estimated useful lives of the assets on the straight-line method. The estimated useful lives for the different classes of depreciable assets are:

Furniture and Office Equipment	3 – 10 years
Machinery and Equipment	20 – 25 years

Expenditures for repairs and renovations that extend the useful lives of the equipment are capitalized when the expenditure exceeds $2,500. Expenditures for costs below this amount are charged to expense as incurred.

Customer Deposits

The Company occasionally requests deposits from customers on large orders that will be shipped overseas. These amounts may be refunded based on individual circumstances

As of December 31, 2017, the Company has recorded a $15,000 customer deposit liability for a deposit on an order that is expected to be shipped in February 2018.

F-16

ANUTRA SUPER GRAIN, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 and 2016

Customer Deposits (Continued)

Additionally, during 2017, the Company received a deposit from a customer who decided not to accept the final product. The Company negotiated a settlement with the customer that resulted in a charge to the customer of $74,432, which is included in other income for the year ended December 31, 2017.

Advertising Costs

Advertising costs are expensed as incurred and are included in sales and marketing expenses in the statements of income.

Income Taxes

The Company is taxed as a partnership therefore no provision is made for Federal or State income taxes. Taxes are paid by the members on their personal income tax returns based on their pro-rate share of income, gains, losses, deductions and credits.

None of the Company’s Federal or State income tax returns are currently under examination by the taxing authorities. Tax years 2014 and later are subject to tax examination.

The Company has reviewed and evaluated tax positions taken and has determined there are no uncertain tax positions taken that would require recognition of a liability or asset or disclosure in the financial statements.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) Issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606), This standard has been subsequently updated through a series of updates issued by the FASB in 2016. The updates provide additional clarification and implementation guidance. The standard is effective for nonpublic entities for annual reporting periods beginning after December 15, 2018 and for public entities for annual reporting periods beginning after December 15, 2017. Early adoption is permitted for fiscal years beginning after December 15, 2016.The core principle of the new standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the payment to which the entity expects to be entitled in exchange for those goods or services. The new standard also includes enhanced disclosure requirements.

In February 2016, The FASB issued ASU 2016-02, Leases (Topic 842). The standard is effective for public companies for annual reporting periods beginning after December 31, 2018. The standard is effective for nonpublic entities for annual reporting periods beginning after December 15, 2019. Early adoption of the standard is permitted for all entities. This standard will require lessees to recognize right of use assets and lease liabilities arising from leases with terms of more than 12 months.

In July 2015, the FASB issued ASU No. 2015-11, “Inventory (Topic 330): Simplifying the Measurement of Inventory”. The amendments require an entity to measure in scope inventory at the lower of cost and net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Subsequent measurement is unchanged for inventory measured using LIFO or the retail inventory method. The amendments do not apply to inventory that is measured using last-in, first-out (LIFO) or the retail inventory method. The amendments apply to all other inventory, which includes inventory that is measured using first-in, first-out (FIFO) or average cost. The amendments in this update are effective for public companies for fiscal years beginning after December 15, 2016, with early adoption permitted. For all other entities, the amendments in this update are effective for fiscal years beginning after December 15, 2017, with early adoption permitted.

The Company does not expect that the adoption of these standards will have a material effect on its financial statements.

F-17

ANUTRA SUPER GRAIN, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 and 2016

3.	ACCOUNTS RECEIVABLE

Accounts receivable consist of the following:

	2017	2016

Accounts receivable	$29,018	$23,784
Less allowance for uncollectible accounts	(13,963)	(5,268)

	$15,055	$18,516

4.	INVENTORY

	2017	2016
Inventories consist of the following at December 31:

Raw materials and finished goods	$135,864	$51,297
Packaging materials	26,483	30,999

	$162,347	$82,296

Raw materials and finished goods inventories consist of chia grain and peanut flour. The grain is subject to different processes depending on whether the final product will be sold as whole, ground, or microfine grain.

5.	PREPAID EXPENSES

The Company is planning a reverse merger and public stock offering in early 2018. During 2017, they entered into an agreement with a corporate consultant to assist with this process and have paid fees for services related to the reverse merger and public stock offering of $80,000.

6.	EQUIPMENT

	2017	2016
Equipment consists of the following at December 31:

Office furniture and equipment	$1,575	$745
Machinery and equipment	4,650	4,000
Website	2,545	2,545
	8,770	7,290
Less accumulated depreciation	(1,999)	(1,088)
	$6,771	$6,202

Depreciation expense for the years ended December 31, 2017 and 2016 was $911 and $818 respectively.

7.	NOTES PAYABLE

To pay for the costs of the planned merger and stock offering, the Company borrowed $20,000 from a board member and $131,500 from 13 individuals in 2017. The note repayment terms include 10% annualized interest rate in addition to shares of the public company once the merger is completed. With the exception of one note, these notes have no specified repayment date however are due from the proceeds of the public offering. One note for $50,000 has a specified due date of December 31, 2018.

F-18

ANUTRA SUPER GRAIN, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 and 2016

8.	LEASES

On December 1st, 2016, the Company entered into a one-year, renewable lease for combined warehouse and office space. The monthly lease payment is $2,247.

The company rents production equipment from its majority member. The leases have five-year terms and are renewable. The start dates and monthly rents are:

	Lease start date	Monthly rent
Equipment lease #1	January 1, 2016	$150
Equipment lease #2	July 1, 2017	100
Equipment lease #3	November 1, 2017	100

Future minimum annual lease obligations on long term operating leases are:

Year ending
December 31, 2018	$4,200
December 31, 2019	4,200
December 31, 2020	4,200
December 31, 2021	2,400
December 31, 2022	1,600

The Company has an informal agreement for refrigerated storage with an unrelated party.

Rent expense for the years ended December 31, 2017 and 2016 respectively was $27,054 and $25,919 included under operating expenses and $2,782 and $2,677 included in cost of goods sold.

9.	RELATED PARTY TRANSACTIONS

The company leases equipment from the majority member. See disclosure under Leases (Note 8).

The company borrowed $20,000 from a board member. See disclosure under Notes Payable (Note 7).

10.	SUBSEQUENT EVENTS

In preparing these financial statements the Company has evaluated events and transactions for potential recognition or disclosure through February 5, 2018, the date the financial statements were available to be issued.

On January 29, 2018, the Company borrowed an additional $50,000 to pay for costs of the planned merger and stock issuance. The note repayment terms include 10% annualized interest rate in addition to shares of the public company once the merger is completed. The note principal has no specified repayment date however is due from the proceeds of the public offering.

11.	CONCENTRATIONS

The majority member holds patents on equipment and processes the Company uses to produce its products. The grain is currently processed by an unrelated company in Iowa.

Revenues for the years ended December 31, 2017 and 2016 include sales from major customers. The following are sales to these customers for the years ended December 31:

	2017	2016
Customer A	$51,130	$162,927
Customer B	28,666	39,672
Customer C	63,771	29,650

F-19

ANUTRA CORPORATION AND SUBSIDIARY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are based on the historical balance sheets of Anutra Corporation (the “Company”) and Anutra Super Grain LLC (“ASG”) as of March 31, 2018 and December 31, 2017 and the historical income statements for the three months ended March 31, 2018. No pro forma statement of operations for the period ended December 31, 2017 has been presented as the acquisition of the business of ASG by the Company, as more fully described below, is being accounted for as a reverse merger and recapitalization of ASG.

On May 4, 2018, the Company entered into a stock for stock acquisition agreement (the “Acquisition Agreement”) with ASG, a private company organized under the laws of Florida. Under the Acquisition Agreement, the Company issued to the members of ASG a total of 19,473,400 shares of its common stock, with par value at $0.0001 per share, in exchange for all of the issued and outstanding membership interests of ASG. Mr. Angelo Morini, who is the sole officer, director, and majority shareholder of the Company was the majority Member of ASG prior to the acquisition.

Pursuant to the Acquisition Agreement between the Company and ASG, ASG members and the Company have agreed to exchange all of the issued and outstanding membership units of ASG for stock in the Company in a transaction intended to qualify as a reorganization under §368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

Subsequent to the reverse merger the Company will be presenting consolidated financial statements under the name of the Company. But, as will be described in the notes, the financial statements will be a continuation of the financial statements of ASG, with one adjustment to retroactively adjust capital to reflect the legal capital of the Company.

This unaudited pro forma condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America based on estimated preliminary information available at the time of its preparation. The pro forma condensed consolidated financial statements present these transactions as if they had been consummated as of December 31, 2017, as required under Article 11 of Regulation S-X.

The pro forma condensed consolidated balance sheets are not necessarily indicative of what the companies’ financial position would have been had the aforementioned transactions been completed at the date indicated. The pro forma condensed consolidated balance sheets should be read in conjunction with the audited financial statements of Anutra Corporation filed with the Securities Exchange Commission in Form 10K on March 13, 2018, the reviewed financial statements of Anutra Corporation filed with the Securities Exchange Commission in Form 10Q on May 22, 2018, the unaudited financial statements of Anutra Super Grain, LLC for the quarters ended March 31, 2018 and 2017 included with in this Form 8-K, and the audited financial statements of Anutra Super Grain, LLC for the years ended December 31, 2017 and 2016, included in this Form 8-K.

The historical consolidated balance sheets have been adjusted in the pro forma balance sheets to give effect to pro forma events that are (1) directly attributable to the Acquisition Agreement, (2) factually supportable and (3) are expected to have a continuing impact on the combined financial position following the acquisition.

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of ASG for the year ended December 31, 2017. Based on the review of the accounting policies it is the Company’s management’s opinion that there are no material accounting differences between the Company and ASG. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of ASG.

It is management’s opinion that these pro forma condensed consolidated financial statements includes all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with ASG’s accounting policies.

The unaudited pro forma condensed consolidated financial statements are not intended to reflect the financial position of the Company which would have actually resulted had the proposed transaction been affected on the date indicated. The actual pro forma adjustments will depend on a number of factors and could result in a change to the unaudited pro forma condensed consolidated financial statements.

Proposed Transaction

The Company will issue 19,473.400 shares of common stock in exchange for 100% of the issued and outstanding membership units of ASG. After the closing, the Company will be the beneficial owner of all of the assets, properties, business, rights, titles and interests held by ASG by virtue of its ownership of 100% of the issued and outstanding membership units of ASG. The Company will also be liable on all of ASG’s disclosed liabilities including trade accounts payables and notes payable.

F-20

ANUTRA CORPORATION AND SUBSIDIARY

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2018

(UNAUDITED)

	ANUTRA CORPORATION	ANUTRA SUPER GRAIN LLC	PRO FORMA ADJUSTMENTS	NOTE 1	PRO FORMA COMBINED
ASSETS

Current assets
Cash	$-	$70,962	$-		$70,962
Accounts reeivable	-	16,557	-		16,557
Inventory	-	149,153	-		149,153
Other current assets	-	55,000	-		55,000
	-	291,672	-		291,672

Non-current assets
Equipment	-	6,509	-		6,509
Other assets	-	3,300	-		3,300
Total assets	$-	$301,481	$-		$301,481

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued liabilities	$1,000	$75,245	$-		$76,245
Other current liabilities	-	15,000	-		15,000
Notes payable	-	181,500	-		181,500
Notes payable, related party	-	20,000	-		20,000
Total liabilities	1,000	291,745	-		292,745

Stockholders’ equity
Common stock	650	-	1,947	(a)	2,597
Additional paid-in capital/member’s equity	3,795	9,736	(1,947)	(a)	6,139
			(5,445)	(e)
Accumulated deficit	(5,445)	-	5,445	(e)	-
Total stockholders’ (deficit) equity	(1,000)	9,736	-		8,736

	$-	$301,481	$-		$301,481

The accompanying notes are an integral part of these financial statements.

F-21

ANUTRA CORPORATION AND SUBSIDIARY

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2018

(UNAUDITED)

	ANUTRA CORPORATION	ANUTRA SUPER GRAIN LLC	PRO FORMA ADJUSTMENTS	NOTE 1	PRO FORMA COMBINED

Revenue	$-	$41,300	$-		$41,300
Cost of revenues	-	26,305	-		26,305

Gross profit	-	14,995	-		14,995

Sales and marketing expenses	-	13,730	-		13,730
General and administrative	594	97,062	(25,000)	(d)	72,656

Net loss	$(594)	$(95,797)	$25,000		$(71,391)

Loss per share - basic and diluted					$(0.00)

Weighted average shares - basic and diluted					25,973,400

The accompanying notes are an integral part of these financial statements.

F-22

ANUTRA CORPORATION AND SUBSIDIARY

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2018 AND DECEMBER 31, 2017 (UNAUDITED)

1.	Pro Forma Adjustments

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The pro forma balance sheets incorporate the following pro forma adjustments:

(a)	Cancellation of 19,500,000 shares of the Company’s common stock issued to the original shareholders at par value of $.0001 per share.

(b)	Issuance of 19,473,400 shares of the Company in exchange for 100% of ASG’s issued and outstanding membership units.

(c)	Issuance of 6,000,000 shares of the Company to the former majority member of ASG as part of a change in control.

(d)	Remove nonrecurring charges attributable to the transaction from results of continuing operations.

(e)	Elimination of the historical equity of the Company.

(f)	Record loan from individual received in January 2018 to be used to pay costs related to the acquisition.

2.	Deferred Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Valuation allowances are established when it is more likely than not that some or all of the deferred tax assets will not be realized. For purposes of these pro forma condensed consolidated financial statements there were no deferred taxes due to the uncertainty of the realization of the net operating loss carry forward prior to expiration.

3.	Pro Forma Share Capital

As a result of the acquisition, the share capital as of December 31, 2017 in the pro forma condensed consolidated balance sheet is comprised of the following:

Authorized

100,000,000 common shares, par value of $0.0001

20,000,000 preferred shares, par value of $0.0001

					Additional
		Number	Par	Common	Paid-In
	Notes	of Shares	Value	Stock	Capital

Opening balance of the Company		20,000,000		$2,000
Opening balance of ASG					$105,533

Cancellation of 19,500,000 common shares	(a)	(19,500,000)	$0.0001	(1,950)
Issuance of 19,473,400 common shares in exchange for 100% of ASG units	(b)	19,473,400	$0.0001	1,947	(1,947)
Issuance of new common shares to the former majority member of ASG	(c)	6,000,000	$0.0001	600	(600)

Pro Forma Share Capital		25,973,400		$2,597	$102,986

F-23

ANUTRA CORPORATION AND SUBSIDIARY

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2017

(UNAUDITED)

		ANUTRA	PRO		PRO
	ANUTRA	SUPER	FORMA	NOTE	FORMA
	CORPORATION	GRAIN LLC	ADJUSTMENTS	1	COMBINED
ASSETS

Current assets
Cash	$-	$94,378	$50,000	(f)	$144,378
Accounts reeivable	-	15,055	-		15,055
Inventory	-	162,347	-		162,347
Other current assets	-	80,000	-		80,000
	-	$351,780	$50,000		$401,780
Non-current assets
Equipment	-	6,771	-		6,771
Other assets	-	3,300	-		3,300
Total assets	$-	$361,851	$50,000		$411,851

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable and accrued liabilities	$1,000	$89,818	$-		$90,818
Other current liabilities	-	15,000	-		15,000
Notes payable	-	131,500	50,000	(f)	181,500
Notes payable, related party	-	20,000	-		20,000
Total liabilities	1,000	256,318	50,000		307,318

Stockholders’ equity
Common stock	2,000	-	(1,950)	(a)	2,597
			1,947	(b)
			600	(c)
Additional paid-in capital/member’s equity	1,851	105,533	(1,947)	(a)	102,936
			(2,501)	(e)
Accumulated deficit	(4,851)	-	1,950	(a)	(1,000)
			(600)	(c)
			2,501	(e)
Total stockholders’ (deficit) equity	(1,000)	105,533	-		104,533

		$361,851	$50,000		$411,851

The accompanying notes are an integral part of these financial statements.

F-24

ANUTRA CORPORATION AND SUBSIDIARY

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2017

(UNAUDITED)

1.	Pro Forma Adjustments

The pro forma adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The pro forma balance sheet incorporates the following pro forma adjustments:

(a)	Cancellation of 19,500,000 shares of the Company’s common stock issued to the original shareholders at par value of $.0001 per share.

(b)	Issuance of 19,473,400 shares of the Company in exchange for 100% of ASG’s issued and outstanding membership units.

(c)	Issuance of 6,000,000 shares of the Company to the former majority member of ASG as part of a change in control.

(d)	Recognize as an expense the prepaid costs related to the acquisition.

(e)	Elimination of the historical equity of the Company.

(f)	Record additional loan from individual to be used to pay costs related to the acquisition.

(g)	Recognize deferred tax asset and liability as of the date of the pro forma condensed consolidated balance sheet date.

2.	Pro Forma Share Capital

As a result of the acquisition, the share capital as of December 31, 2017 in the pro forma condensed consolidated balance sheet is comprised of the following:

Authorized

100,000,000 common shares, par value of $0.0001

20,000,000 preferred shares, par value of $0.0001

					Additional
		Number	Par	Common	Paid-In
	Notes	of Shares	Value	Stock	Capital

Opening balance of the Company		20,000,000		$2,000
Opening balance of ASG					$105,533

Cancellation of 19,500,000 common shares	(a)	(19,500,000)	$0.0001	(1,950)
Issuance of 19,473,400 common shares in exchange for 100% of ASG units	(b)	19,473,400	$0.0001	1,947	(1,947)
Issuance of new common shares to the former majority member of ASG	(c)	6,000,000	$0.0001	600	(600)

Pro Forma Share Capital		25,973,400		$2,597	$102,986

F-25

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

ANUTRA CORPORATION

	By:	/s/ Angelo Morini
Date: September 18, 2018		Angelo Morini
President

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